COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	71.8%
COMMUNICATIONS—TOWERS	10.7%
American Tower Corp.(a),(b)		262,818	$62,829,271
Crown Castle International Corp.(a),(b)		206,102	35,476,337
SBA Communications Corp.(a),(b)		95,789	26,586,237

			124,891,845

REAL ESTATE	61.1%
DATA CENTERS	6.5%
CyrusOne, Inc.(a),(b)		375,969	25,460,621
Digital Realty Trust, Inc.(a)		97,705	13,760,772
Equinix, Inc.(a),(b)		54,142	36,794,362

			76,015,755

HEALTH CARE	11.3%
Healthcare Trust of America, Inc., Class A		484,543	13,363,696
Healthpeak Properties, Inc.(a),(b),(c)		1,183,495	37,564,131
Medical Properties Trust, Inc.(a)		733,248	15,603,518
Ventas, Inc.(a),(b)		641,053	34,193,767
Welltower, Inc.(a),(b)		450,284	32,253,843

			132,978,955

HOTEL	2.6%
DiamondRock Hospitality Co.(d)		653,002	6,725,921
Host Hotels & Resorts, Inc.(b)		1,388,852	23,402,156

			30,128,077

INDUSTRIALS	7.9%
Americold Realty Trust(a),(b)		367,755	14,147,535
BG LLH LLC (Lineage Logistics)(e),(f)		61,115	4,395,966
Duke Realty Corp.		788,918	33,079,332
Prologis, Inc.(a)		389,135	41,248,310

			92,871,143

NET LEASE	7.6%
Agree Realty Corp.(a),(b)		110,356	7,428,062
Broadstone Net Lease, Inc.		234,658	4,294,241
Spirit Realty Capital, Inc.(a),(b)		403,313	17,140,803
VEREIT, Inc.(a)		682,948	26,375,452
VICI Properties, Inc.(a),(b)		1,191,384	33,644,684

			88,883,242

		Shares	Value
OFFICE	0.5%
Kilroy Realty Corp.(b)		94,565	$6,206,301

RESIDENTIAL	11.2%
APARTMENT	6.5%
Apartment Income REIT Corp.(a),(b)		305,090	13,045,648
Essex Property Trust, Inc.(b)		77,287	21,009,698
Mid-America Apartment Communities, Inc.		57,421	8,289,296
UDR, Inc.(a),(b)		758,774	33,279,828

			75,624,470

MANUFACTURED HOME	2.5%
Sun Communities, Inc.(a),(b)		194,392	29,166,576

SINGLE FAMILY	2.2%
Invitation Homes, Inc.(b)		822,675	26,317,373

TOTAL RESIDENTIAL			131,108,419

SELF STORAGE	6.6%
Extra Space Storage, Inc.(b)		222,514	29,494,231
Public Storage(a),(b),(c)		192,831	47,582,977

			77,077,208

SHOPPING CENTERS—REGIONAL MALL	3.1%
Simon Property Group, Inc.(a),(b)		319,376	36,335,407

SPECIALTY	1.0%
Lamar Advertising Co., Class A		122,750	11,528,680

TIMBER	2.8%
Weyerhaeuser Co.(a),(b)		938,594	33,413,946

TOTAL REAL ESTATE			716,547,133

TOTAL COMMON STOCK (Identified cost—$603,392,848)			841,438,978

PREFERRED SECURITIES—$25 PAR VALUE	15.0%
BANKS	4.1%
Bank of America Corp., 6.00%, Series GG(a),(g)		79,775	2,169,880
Bank of America Corp., 5.875%, Series HH(a),(g)		96,959	2,646,011
Bank of America Corp., 5.375%, Series KK(g)		27,678	749,520
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(g),(h)		148,345	4,204,097
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(g),(h)		9,606	269,929
Dime Community Bancshares, Inc., 5.50%(g)		89,986	2,256,849
First Citizens BancShares, Inc./NC, 5.375%, Series A(g)		81,147	2,186,912
Fulton Financial Corp., 5.125%, Series A(g)		37,800	989,982

		Shares	Value
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a),(i)		126,195	$3,215,448
Huntington Bancshares, Inc., 6.25%, Series D(a),(g)		110,273	2,793,215
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(g),(h)		73,081	2,075,500
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(g),(h)		149,000	4,124,320
Signature Bank/New York NY, 5.00%, Series a(g)		134,588	3,465,641
Synovus Financial Corp., 5.875% to 7/1/24, Series E(g),(h)		47,000	1,263,360
TCF Financial Corp., 5.70%, Series C(g)		73,000	1,898,000
Texas Capital Bancshares, Inc., 5.75%, Series B(g)		142,300	3,612,997
Truist Financial Corp., 5.25%, Series O(g)		63,040	1,726,666
Washington Federal, Inc., 4.875%, Series A(g)		86,200	2,197,238
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(g),(h)		117,122	3,138,870
Wells Fargo & Co., 4.75%, Series Z(a),(g)		144,893	3,699,118

			48,683,553

ELECTRIC	0.8%
CMS Energy Corp., 5.875%, due 3/1/79(a)		101,150	2,747,234
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(a),(h)		122,977	3,228,146
Southern Co./The, 4.95%, due 1/30/80, Series 2020(a)		128,800	3,390,016

			9,365,396

ELECTRIC—FOREIGN	0.2%
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(g)		93,591	2,394,058
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)(g)		9,364	244,119

			2,638,177

FINANCIAL	2.3%
DIVERSIFIED FINANCIAL SERVICES	0.8%
Apollo Global Management, Inc., 6.375%, Series B(g)		89,970	2,409,396
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		134,400	3,355,296
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		45,320	1,197,808
Synchrony Financial, 5.625%, Series A(g)		90,000	2,401,200

			9,363,700

INVESTMENT BANKER/BROKER	1.3%
Charles Schwab Corp./The, 4.45%, Series J(g)		146,800	3,679,542
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(g),(h)		176,237	4,961,072
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(g),(h)		139,338	3,946,052

		Shares	Value
Morgan Stanley, 5.85% to 4/15/27, Series K(g),(h)		101,056	$2,878,075

			15,464,741

INVESTMENT BANKER/BROKER—FOREIGN	0.2%
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		88,400	2,149,004

TOTAL FINANCIAL			26,977,445

INDUSTRIALS—CHEMICALS	0.7%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(g),(h)		150,229	4,147,823
CHS, Inc., 6.75% to 9/30/24, Series 3(g),(h)		90,453	2,498,312
CHS, Inc., 7.50%, Series 4(a),(b),(g)		74,495	2,144,711

			8,790,846

INSURANCE	2.6%
LIFE/HEALTH INSURANCE	1.2%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(g),(h)		78,974	2,266,554
Athene Holding Ltd., 6.375% to 6/30/25, Series C(g),(h)		75,707	2,127,367
Athene Holding Ltd., 4.875%, Series D(a),(b),(g)		80,400	2,030,100
Brighthouse Financial, Inc., 5.375%, Series C(a),(g)		144,000	3,830,400
CNO Financial Group, Inc., 5.125%, due 11/25/60		44,151	1,112,605
Equitable Holdings, Inc., 5.25%, Series A(g)		66,084	1,736,687
Voya Financial, Inc., 5.35% to 9/15/29, Series B(g),(h)		55,137	1,509,100

			14,612,813

MULTI-LINE	0.1%
Allstate Corp./The, 5.10%, Series H(a),(g)		30,595	826,371

MULTI-LINE—FOREIGN	0.3%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(a)		89,000	2,309,550
PartnerRe Ltd., 6.50%, Series G (Bermuda)(g)		58,756	1,491,815

			3,801,365

PROPERTY CASUALTY	0.6%
Assurant, Inc., 5.25%, due 1/15/61(a)		78,580	2,021,078
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a),(g),(h)		132,981	3,824,534
Selective Insurance Group, Inc., 4.60%, Series B(g)		24,311	606,559

			6,452,171

REINSURANCE	0.4%
Arch Capital Group Ltd., 5.25%, Series E(g)		67,337	1,725,174

		Shares		Value
Arch Capital Group Ltd., 5.45%, Series F(a),(g)		112,593		$2,954,440

				4,679,614

TOTAL INSURANCE				30,372,334

INTEGRATED TELECOMMUNICATIONS SERVICES	1.1%
AT&T, Inc., 4.75%, Series C(a),(g)		58,000		1,465,660
Telephone and Data Systems, Inc., 6.625%, Series UU(g)		139,700		3,711,829
United States Cellular Corp., 5.50%, due 3/1/70		162,400		4,137,952
United States Cellular Corp., 6.25%, due 9/1/69		133,600		3,488,296

				12,803,737

PIPELINES	0.5%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(g),(h)		135,000		3,233,250
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(g),(h)		111,530		2,666,682

				5,899,932

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(a),(h)		112,871		2,975,280

REAL ESTATE	1.3%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(a),(g)		76,536		4,310,508

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series C(g)		140,000		3,558,800

OFFICE	0.4%
Brookfield Property Partners LP, 5.75%, Series A(g)		104,400		2,592,252
Brookfield Property Partners LP, 6.375%, Series A2(g)		92,000		2,365,320

				4,957,572

SELF STORAGE	0.2%
National Storage Affiliates Trust, 6.00%, Series A(g)		86,179	†	2,276,849

TOTAL REAL ESTATE				15,103,729

UTILITIES	0.8%
GAS UTILITIES	0.7%
Sempra Energy, 5.75%, due 7/1/79		77,200		2,104,472
South Jersey Industries, Inc., 5.625%, due 9/16/79(a)		136,000		3,470,720

		Shares		Value
Spire, Inc., 5.90%, Series A(g)		78,037		$2,141,335

				7,716,527

MULTI-UTILITIES	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(g),(h)		64,445		1,796,082

				9,512,609

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a),(h)		110,080		3,019,494

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$164,236,218)				176,142,532

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	46.2%
BANKS	12.4%
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(g),(h)		$6,831,000		7,458,906
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(g),(h)		2,950,000		3,276,550
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(g),(h)		7,950,000		8,801,789
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(g),(h)		4,513,000		5,065,842
Bank of New York Mellon Corp./The, 3.70% to 3/20/26, Series H(g),(h)		2,280,000		2,354,214
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series G(a),(g),(h)		1,918,000		2,082,852
Citigroup Capital III, 7.625%, due 12/1/36(a)		4,700,000		6,706,461
Citigroup, Inc., 3.875% to 2/18/26(a),(g),(h)		7,820,000		7,803,031
Citigroup, Inc., 4.00% to 12/10/25, Series W(g),(h)		1,720,000		1,741,070
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(g),(h)		4,094,000		4,228,283
Citigroup, Inc., 5.90% to 2/15/23(a),(g),(h)		1,300,000		1,377,376
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(g),(h)		3,500,000		3,780,000
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(g),(h)		5,535,000		6,337,575
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(g),(h)		1,000,000		1,107,070
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(g),(h)		1,800,000		1,901,250
CoBank ACB, 6.125%, Series G(a),(b),(g)		46,500	†	4,824,375
CoBank ACB, 6.25% to 10/1/22, Series F(a),(g),(h)		33,000	†	3,473,250
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b),(g),(h)		4,334,000		4,702,390
Comerica, Inc., 5.625% to 7/1/25(a),(g),(h)		1,430,000		1,578,363
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(a),(j)		1,235,906		1,751,897

		Principal Amount		Value
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(g),(h),(j)		$2,875,000		$3,144,531
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(g),(h),(j)		63,000	†	6,930,000
Fifth Third Bancorp, 4.50% to 9/30/25, Series L(g),(h)		1,200,000		1,277,400
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(g),(i),(j)		2,500	†	2,087,500
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(g),(h)		1,990,000		2,154,175
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(g),(h)		3,543,000		3,697,829
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(g),(h)		2,290,000		2,553,923
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(g),(h)		2,260,000		2,438,190
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(g),(h)		1,670,000		1,793,637
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(g),(h)		3,636,000		3,982,450
Regions Financial Corp., 5.75% to 6/15/25, Series D(g),(h)		990,000		1,092,713
Truist Financial Corp., 4.95% to 9/1/25, Series P(g),(h)		3,298,000		3,582,453
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(g),(h)		3,830,000		4,185,424
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(g),(h)		4,500,000		4,764,375
Wells Fargo & Co., 3.90% to 3/15/26(g),(h)		11,740,000		11,863,563
Wells Fargo & Co., 5.875% to 6/15/25, Series U(g),(h)		3,630,000		4,005,705
Wells Fargo & Co., 5.95%, due 12/15/36(a)		3,700,000		4,932,910

				144,839,322

BANKS—FOREIGN	14.8%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(g),(h),(k),(l)		1,200,000		1,435,772
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(g),(h),(l)		2,400,000		2,598,840
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(g),(h),(k),(l)		1,400,000		1,687,886
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(g),(h),(k),(l)		600,000		744,589
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(g),(h),(k),(l)		1,600,000		1,907,940
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(g),(h),(k),(l)		400,000		475,764
Banco do Brasil SA/Cayman, 9.00% to 6/18/24, 144A (Brazil)(g),(h),(j),(l)		1,600,000		1,750,768
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(g),(h),(j)		5,800,000		6,314,421
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(g),(h),(k),(l)		1,000,000		1,285,203
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(g),(h),(k),(l)		1,800,000		2,460,737
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)(h)		1,400,000		1,164,918
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(g),(h)		2,740,000		2,919,826
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)(g),(h),(k),(l)		1,200,000		1,736,994
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(g),(h),(l)		2,200,000		2,405,150
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(g),(h),(l)		1,800,000		2,800,398

	Principal Amount	Value
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(g),(h),(k),(l)	$3,600,000	$3,791,250
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(g),(h),(l)	3,400,000	3,775,609
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(g),(h),(j),(l)	1,796,000	1,966,925
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(g),(h),(j),(l)	3,000,000	3,478,845
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(g),(h),(j)	2,100,000	2,254,446
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(g),(h),(j),(l)	6,100,000	7,080,239
Commerzbank AG, 6.125% to 10/9/25 (Germany)(g),(h),(k),(l)	2,400,000	3,017,387
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(g),(h),(j),(l)	2,000,000	2,221,390
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(g),(h),(j),(l)	3,200,000	3,598,000
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(g),(h),(j),(l)	5,500,000	6,644,687
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(g),(h),(j),(l)	4,400,000	4,455,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(g),(h),(j),(l)	2,700,000	2,877,754
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(g),(h),(k),(l)	3,400,000	3,542,834
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(g),(h),(j),(l)	2,000,000	2,170,990
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(g),(h),(j),(l)	7,000,000	7,419,020
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(g),(h),(j),(l)	1,800,000	1,953,970
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(g),(h),(k),(l)	800,000	900,520
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(g),(h),(j)	2,367,000	3,888,981
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(g),(h),(l)	1,400,000	1,387,750
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(b),(g),(h),(l)	3,800,000	4,192,825
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(g),(h),(l)	2,300,000	2,583,187
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(g),(h),(l)	1,400,000	1,528,219
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(g),(h),(k),(l)	400,000	437,000
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(g),(h),(k),(l)	1,200,000	1,251,509
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(g),(h),(j),(l)	1,800,000	2,047,500
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)(g),(h),(j)	1,200,000	1,514,154
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(g),(h),(j)	1,500,000	1,941,443
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(g),(h),(l)	1,666,000	1,861,289

	Principal Amount	Value
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(g),(h),(l)	$1,600,000	$1,832,000
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(g),(h),(j),(l)	1,350,000	1,453,498
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(g),(h),(k),(l)	1,000,000	1,520,940
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(g),(h),(l)	1,400,000	1,539,580
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(g),(h),(l)	3,300,000	3,876,576
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(g),(h),(l)	1,200,000	1,231,164
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(g),(h),(j),(l)	2,000,000	2,286,670
Raiffeisen Bank International AG, 6.00% to 6/15/26 (Austria)(g),(h),(k),(l)	600,000	761,915
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(h)	2,800,000	2,358,956
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(g),(h),(j),(l)	1,000,000	1,031,250
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(g),(h),(j),(l)	5,000,000	5,579,500
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(g),(h),(j),(l)	1,200,000	1,228,464
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(g),(h),(j),(l)	1,400,000	1,555,960
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(g),(h),(j),(l)	2,600,000	3,050,451
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)(g),(h),(j),(l)	1,000,000	997,125
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)(g),(h),(j)	2,800,000	3,649,800
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(g),(h),(j),(l)	2,400,000	2,518,308
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(g),(h),(j),(l)	2,300,000	2,493,752
Stichting AK Rabobank Certificaten, 2.188% (Netherlands)(g),(k)	3,119,425	4,749,358
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(g),(h),(k),(l)	600,000	625,846
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(g),(h),(k),(l)	1,800,000	1,887,768
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(g),(h),(k),(l)	2,000,000	2,261,852
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(g),(h),(j),(l)	3,400,000	3,736,889
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(g),(h),(k),(l)	1,600,000	1,828,000
UniCredit SpA, 7.50% to 6/3/26 (Italy)(g),(h),(k),(l)	600,000	834,357

		Principal Amount		Value
UniCredit SpA, 8.00% to 6/3/24 (Italy)(g),(h),(k),(l)		$2,600,000		$2,907,125

				173,269,033

ELECTRIC	1.4%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(g),(h)		1,020,000		1,068,927
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a),(h)		2,800,000		3,031,000
Duke Energy Corp., 4.875% to 9/16/24(a),(g),(h)		2,300,000		2,435,700
Sempra Energy, 4.875% to 10/15/25(g),(h)		5,430,000		5,823,675
Southern California Edison Co., 6.25% to 2/1/22, Series E(g),(h)		1,400,000		1,434,375
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(h)		2,160,000		2,284,740

				16,078,417

FINANCIAL	2.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(h),(j)		1,424,000		1,468,500
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(g),(h)		4,370,000		4,301,173
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(g),(h)		12,355,000		12,568,741
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(g),(h)		5,783,000		6,402,764
Discover Financial Services, 6.125% to 6/23/25, Series D(g),(h)		790,000		879,863
General Motors Financial Co., Inc., 5.70% to 9/30/30, Series C(g),(h)		578,000		625,685

				26,246,726

FOOD	1.4%
Dairy Farmers of America, Inc., 7.875%, 144A(e),(g),(j)		52,100	†	5,236,050
Dairy Farmers of America, Inc., 7.875%, Series B, 144A(g),(j)		82,000	†	8,384,500
Land O’ Lakes, Inc., 7.00%, 144A(g),(j)		1,650,000		1,662,119
Land O’ Lakes, Inc., 7.25%, 144A(g),(j)		945,000		980,438

				16,263,107

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(b),(g),(i)		2,123,000		2,008,889

INSURANCE	7.2%
LIFE/HEALTH INSURANCE	2.8%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(g),(h)		3,480,000		3,688,800
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(a),(j)		2,781,000		3,871,847
MetLife, Inc., 3.85% to 9/15/25, Series G(g),(h)		2,130,000		2,204,550
MetLife, Inc., 5.875% to 3/15/28, Series D(g),(h)		1,071,000		1,191,488
MetLife, Inc., 9.25%, due 4/8/38, 144A(b),(j)		7,665,000		11,248,294

		Principal Amount	Value
MetLife, Inc., 10.75%, due 8/1/39(a)		$3,592,000	$6,021,110
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(h)		1,300,000	1,386,045
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(g),(h),(j)		2,100,000	2,026,500
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(a),(h)		1,200,000	1,285,641

			32,924,275

LIFE/HEALTH INSURANCE—FOREIGN	0.5%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(g),(h),(k),(l)		800,000	1,006,965
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(g),(h),(k),(l)		1,500,000	2,260,823
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(g),(h),(k),(l)		1,200,000	1,888,835

			5,156,623

MULTI-LINE	0.8%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(a),(h)		1,719,000	1,920,983
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(a),(h)		3,930,000	5,468,277
Hartford Financial Services Group, Inc./The, 2.319% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(i),(j)		2,200,000	2,117,449

			9,506,709

MULTI-LINE—FOREIGN	0.6%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(g),(h),(j)		4,099,000	5,682,710
CNP Assurances, 4.875% to 4/7/31 (France)(g),(i),(k),(l)		1,800,000	1,804,189

			7,486,899

PROPERTY CASUALTY	1.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a),(h)		2,900,000	3,313,250
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(h)		2,484,000	2,611,305
Markel Corp., 6.00% to 6/1/25(g),(h)		2,200,000	2,395,250
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50(h)		2,660,000	2,717,322

			11,037,127

PROPERTY CASUALTY—FOREIGN	1.3%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(g),(h),(k)		3,200,000	3,359,968
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(g),(h),(k),(l)		1,600,000	2,134,267

		Principal Amount	Value
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(h),(k)		$2,400,000	$2,412,420
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(g),(h),(j)		2,000,000	2,157,500
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(h),(k)		2,600,000	2,840,748
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(h),(k)		2,403,000	2,690,939

			15,595,842

REINSURANCE	0.2%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a),(h)		2,350,000	2,411,687

TOTAL INSURANCE			84,119,162

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.3%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a),(h)		2,504,000	3,022,550

OIL & GAS—FOREIGN	0.9%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(g),(h)		10,350,000	11,113,312

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(g),(h)		1,400,000	1,367,520

PIPELINES—FOREIGN	3.0%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(h)		4,620,000	4,954,950
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a),(h)		4,012,000	4,286,998
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a),(h)		5,330,000	5,589,290
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a),(h)		9,014,000	9,667,515
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(h)		2,733,000	2,903,812
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a),(h)		7,002,000	7,639,235

			35,041,800

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	0.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(h),(j)		$4,000,000	$4,210,000
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(h),(j)		4,000,000	4,166,800

			8,376,800

UTILITIES	1.6%
ELECTRIC UTILITIES	0.6%
Edison International, 5.375% to 3/15/26, Series A(g),(h)		3,860,000	3,922,918
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a),(h)		3,150,000	3,600,633

			7,523,551

ELECTRIC UTILITIES—FOREIGN	0.9%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a),(h)		8,300,000	9,447,516
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(h),(j)		1,110,000	1,293,150

			10,740,666

GAS UTILITIES	0.1%
South Jersey Industries, Inc., 5.02%, due 4/15/31		1,040,000	1,052,082

TOTAL UTILITIES			19,316,299

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$497,103,499)			541,062,937

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(m)		20,243,125	20,243,125

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$20,243,125)			20,243,125

		Value
PURCHASED OPTION CONTRACTS (Premiums Paid—$848,161)	0.1%	$865,159

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,285,823,851)	134.8%	1,579,752,731
WRITTEN OPTION CONTRACTS	(0.1)	(830,408)
LIABILITIES IN EXCESS OF OTHER ASSETS	(34.7)	(406,749,793)

NET ASSETS (Equivalent to $24.63 per share based on 47,582,193 shares of common stock outstanding)	100.0%	$1,172,172,530

Exchange-Traded Option Contracts

Written Options Equity Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—Simon Property Group, Inc.	$115.00	5/21/2021	150	$(1,706,550)	$(76,359)	$(92,250)
Call—Simon Property Group, Inc.	130.00	5/21/2021	234	(2,662,218)	(90,666)	(46,800)
Call—Simon Property Group, Inc.	120.00	6/18/2021	19	(216,163)	(7,158)	(11,742)
Call—Welltower, Inc.	70.00	4/16/2021	374	(2,678,962)	(81,892)	(99,110)
Call—Welltower, Inc.	77.50	5/21/2021	321	(2,299,323)	(48,304)	(38,520)
Call—Weyerhaeuser Co.	39.00	5/21/2021	600	(2,136,000)	(24,878)	(33,000)
Put—Boston Properties, Inc.	85.00	5/21/2021	248	(2,511,248)	(59,296)	(11,160)
Put—Equinix, Inc.	630.00	5/21/2021	29	(1,970,811)	(47,409)	(28,710)
			1,975	$(16,181,275)	$(435,962)	$(361,292)

Over-The-Counter Option Contracts
Purchased Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount(o)	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 9/21/31	Goldman Sachs International	1.75%	9/17/2021	$22,339,000	$444,477	$617,204

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Paid	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$128.00	9/17/2021	750	$9,753,750	$311,250	$218,506
Put—iShares Preferred & Income Securities ETF	Goldman Sachs International	38.00	4/16/2021	1,636	6,282,240	92,434	29,449
				2,386	$16,035,990	$403,684	$247,955

Over-The-Counter Option Contracts
Written Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount(o)	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.00% Semiannually, maturing 9/21/31	Goldman Sachs International	2.00%	9/17/2021	$(22,339,000)	$(259,086)	$(364,103)

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$121.00	9/17/2021	(750)	$(9,753,750)	$(129,683)	$(101,802)
Put—iShares Preferred & Income Securities ETF	Goldman Sachs International	37.00	4/16/2021	(1,636)	(6,282,240)	(29,448)	(3,211)
				(2,386)	$(16,035,990)	$(159,131)	$(105,013)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$105,000,000	0.669	%(p)	Monthly	1 Month LIBOR(p)	Monthly	9/15/25	$1,105,895	$—	$1,105,895
87,500,000	1.240		Monthly	0.109%(q)	Monthly	2/3/26	(1,434,817)	(34,750)	(1,469,567)
65,000,000	0.761		Monthly	0.108(q)	Monthly	9/15/26	1,008,547	—	1,008,547
105,000,000	1.237	(p)	Monthly	1 Month LIBOR(p)	Monthly	9/15/27	1,990,626	—	1,990,626

							$2,670,251	$(34,750)	$2,635,501

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	4,491,433	USD	3,532,028	4/5/21	$(42,027)
Brown Brothers Harriman	USD	3,572,199	CAD	4,491,433	4/5/21	1,856
Brown Brothers Harriman	EUR	1,256,846	USD	1,498,153	4/6/21	24,249
Brown Brothers Harriman	EUR	21,017,484	USD	25,405,514	4/6/21	758,310
Brown Brothers Harriman	GBP	9,494,984	USD	13,237,812	4/6/21	148,035
Brown Brothers Harriman	USD	22,768,964	EUR	19,376,687	4/6/21	(45,923)
Brown Brothers Harriman	USD	1,070,123	EUR	885,173	4/6/21	(32,080)
Brown Brothers Harriman	USD	1,365,423	EUR	1,146,355	4/6/21	(21,093)
Brown Brothers Harriman	USD	1,031,967	EUR	866,115	4/6/21	(16,274)
Brown Brothers Harriman	USD	2,879,447	GBP	2,075,356	4/6/21	(18,362)
Brown Brothers Harriman	USD	10,240,125	GBP	7,419,628	4/6/21	(11,432)
Brown Brothers Harriman	CAD	4,512,733	USD	3,589,025	5/4/21	(2,143)
Brown Brothers Harriman	EUR	19,456,883	USD	22,874,874	5/4/21	44,531
Brown Brothers Harriman	GBP	7,431,921	USD	10,257,389	5/5/21	10,744

						$798,391

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $856,653,050 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $377,233,993 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $26,184,890 in aggregate has been pledged as collateral.
(d)	Non-income producing security.

(e)	Security value is determined based on significant unobservable inputs (Level 3).
(f)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469 ($62.50 per share). Security value is determined based on significant unobservable inputs Level 3).

(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed-rate coupon period.
(i)	Variable rate. Rate shown is in effect at March 31, 2021.
(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $161,579,985 which represents 13.8% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $62,451,700 which represents 5.3% of the net assets of the Fund, of which 0.0% are illiquid.

(l)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $151,607,809 which represents 12.9% of the net assets of the Fund (9.5% of the managed assets of the Fund).

(m)	Rate quoted represents the annualized seven-day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Represents the notional amount of the underlying swap contract.
(p)	The Fund also entered into two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
(q)	Based on 1 month LIBOR. Represents rates in effect at March 31, 2021.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$92,871,143	$88,475,177	$—	$4,395,966	(a)
Other Industries	748,567,835	748,567,835	—	—
Preferred Securities —$25 Par Value:
Electric	9,365,396	6,137,250	3,228,146	—
Financial	26,977,445	23,297,903	3,679,542
Other Industries	139,799,691	139,799,691	—	—
Preferred Securities —Capital Securities:
Food	16,263,107	—	11,027,057	5,236,050	(b)
Other Industries	524,799,830	—	524,799,830	—
Short-Term Investments	20,243,125	—	20,243,125	—
Purchased Option Contracts	865,159	—	865,159	—

Total Investments in Securities(c)	$1,579,752,731	$1,006,277,856	$563,842,859	$9,632,016

Forward Foreign Currency Exchange Contracts	$987,725	$—	$987,725	$—
Interest Rate Swap Contracts	4,105,068	—	4,105,068	—

Total Derivative Assets	$5,092,793	$—	$5,092,793	$—

Forward Foreign Currency Exchange Contracts	$(189,334)	$—	$(189,334)	$—
Written Option Contracts	(830,408)	(361,292)	(469,116)	—
Interest Rate Swap Contracts	(1,469,567)	—	(1,469,567)	—

Total Derivative Liabilities	$(2,489,309)	$(361,292)	$(2,128,017)	$—

(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

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The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Written Option Contracts
Balance as of December 31, 2020	$16,615,001	$(9,240)
Purchases	69,809	—
Realized gain (loss)	—	186,707
Transfer out of Level 3	(8,384,500)	—
Change in unrealized appreciation (depreciation)	1,331,706	(177,467)

Balance as of March 31, 2021	$9,632,016	$—

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $1,154,239.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$4,395,966	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple Liquidity Discount	23.2x 15%	Increase Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value

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NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate

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NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2021:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$38,374,990	$28,900,134	$225,000,000	$40,864,794

(a)

Average notional amounts represent the average for all months in which the Fund had written option contracts outstanding at month end. For the period, this represents one month and three months for purchased and written option contracts, respectively.

(b)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.